SUPPLEMENT TO THE SPARTAN(registered trademark) SHORT-INTERMEDIATE MUNICIPAL INCOME FUND
OCTOBER 25, 1999 PROSPECTUS

The following information replaces the fourth bullet under the heading "Principal Investment Strategies" in the "Investment Summary" section on page 3.

(small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers 1-6 Year Municipal Bond
Index.

The following information replaces the fourth paragraph under the heading "Principal Investment Strategies" in the "Investment Details" section on page 6.

FMR uses the Lehman Brothers 1-6 Year Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. In addition, the fund normally maintains a dollar-weighted average maturity between two and five years. As of October 31, 1999, the dollar-weighted average maturity of the fund and the index was approximately 2.9 and 3.3 years, respectively.

   The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section page
21.

   Christine Thompson is vice president and manager of Spartan
Short-Intermediate Municipal Income Fund, which she has managed since July 2000. She also manages other Fidelity funds. Since joining
Fidelity in 1985, Ms. Thompson has worked as a senior research analyst and manager.

   The following information replaces similar information found under the heading "Fee Table" in the "Fund Summary" section on page 5.

   ANNUAL FUND OPERATING EXPENSES     (PAID FROM FUND ASSETS)

Management fee               0.55%

Distribution and Service     None
(12b-1) fee

Other expenses               0.00%

Total annual fund operating  0.55%
expensesA


   A EFFECTIVE JULY 1, 2000, FMR HAS VOLUNTARILY AGREED TO REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING
INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.51%. THIS
ARRANGEMENT WILL REMAIN IN EFFECT THROUGH OCTOBER 1, 2000.